UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 20, 2021
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shareholder Approval of PG&E Corporation 2021 Long-Term Incentive Plan (“2021 LTIP”)

As reported below in Item 5.07, on May 20, 2021, the shareholders of PG&E Corporation approved the PG&E Corporation 2021 Long-Term Incentive Plan (the “2021 LTIP”). Approval of the 2021 LTIP was included as Item 4 in PG&E Corporation’s definitive proxy statement on Schedule 14A for the 2021 joint annual meeting of shareholders of PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility”), filed with the Securities and Exchange Commission on April 8, 2021 (the “proxy statement”).

The 2021 LTIP provides for the issuance of up to 44 million shares of PG&E Corporation’s common stock to employees of PG&E Corporation, its subsidiaries and affiliates, plus additional shares authorized but not covered by an award under the  PG&E Corporation 2014 Long-Term Incentive Plan as of the effective date of the 2021 LTIP or that otherwise become available for reuse under the 2021 LTIP, as more fully described in the 2021 LTIP. Awards under the 2021 LTIP can be granted in the form of options, stock appreciation rights, restricted stock awards, performance shares, performance units, restricted stock units, deferred compensation awards and other stock-based awards. The 2021 LTIP will be administered by the Compensation Committee of the PG&E Corporation Board of Directors.

The terms of the 2021 LTIP are described in more detail in Item 4 of the proxy statement, which description is incorporated herein by reference. The descriptions of the 2021 LTIP contained herein and incorporated by reference from the proxy statement are qualified in their entirety by reference to the full text of the 2021 LTIP, which is attached as Appendix A to the proxy statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 20, 2021, PG&E Corporation and the Utility held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders of PG&E Corporation voted as indicated below on the following matters:

1.          Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Cheryl F. Campbell	1,643,372,734	20,084,309	2,564,302	93,994,141
Kerry W. Cooper	1,660,968,959	2,488,144	2,564,242	93,994,141
Arno L. Harris	1,660,797,544	2,618,890	2,604,911	93,994,141
Michael R. Niggli	1,660,970,734	2,468,768	2,581,843	93,994,141
Oluwadara J. Treseder	1,657,276,076	6,157,721	2,587,548	93,994,141
Benjamin F. Wilson	1,660,912,917	2,538,760	2,569,668	93,994,141

(1)
A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.          Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2021 (included as Item 2 in the proxy statement):

For:	1,720,285,311
Against:	37,296,726
Abstain:	2,433,449

This proposal was approved.

3.          Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	1,554,059,276
Against:	108,958,087
Abstain:	3,003,982
Broker Non-Vote(1)	93,994,141

(1)	See footnote 1 above.

This proposal was approved.

4.          Approval of the PG&E Corporation 2021 Long-Term Incentive Plan (included as Item 4 in the proxy statement):

For:	1,639,664,395
Against:	23,525,992
Abstain:	2,830,958
Broker Non-Vote(1)	93,994,141

(1)	See footnote 1 above.

This proposal was approved.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders of the Utility voted as indicated below on the following matters:

1.          Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Cheryl F. Campbell	268,262,486	414,225	70,509	3,038,873
Kerry W. Cooper	268,259,208	419,235	68,777	3,038,873
Arno L. Harris	268,254,420	420,595	72,205	3,038,873
Michael R. Niggli	268,257,612	418,802	70,806	3,038,873
Oluwadara J. Treseder	268,246,052	428,065	73,103	3,038,873
Benjamin F. Wilson	268,248,820	427,033	71,367	3,038,873
Adam L. Wright	268,254,970	423,118	69,132	3,038,873

(1)	See footnote 1 above.

Each director nominee named above was elected a director of the Utility.

2.          Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2021 (included as Item 2 in the proxy statement):

For:	271,244,814
Against:	433,582
Abstain:	107,697

This proposal was approved.

3.          Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	268,113,174
Against:	540,419
Abstain:	93,627
Broker Non-Vote(1)	3,038,873

(1)	See footnote 1 above.

This proposal was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	PG&E Corporation 2021 Long-Term Incentive Plan (incorporated by reference to Exhibit A to PG&E Corporation’s definitive proxy statement on Schedule 14A filed on April 8, 2021)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: May 24, 2021	By:	/s/ JOHN R. SIMON
		Name:	John R. Simon
		Title:	Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: May 24, 2021	By:	/s/ BRIAN M. WONG
		Name:	Brian M. Wong
		Title:	Vice President, General Counsel and Corporate Secretary